UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2007

                                BURKE MILLS, INC
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
             -------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                          56-0506342
- ------                                        ------------------------------
(Commission File No.)                       (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

                        Section 2 - FINANCIAL INFORMATION

Item 2.02 - Results of Operations and Financial Condition.

The Company issued a press release on November 9, 2007 reporting its operating results for the quarter ended September 29, 2007. The text of the press release is included in this report as an exhibit.

                  Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

     (d) Exhibits. See Exhibit No. 99.1, press release issued November 9, 2007 attached hereto.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 9, 2007                              BURKE MILLS, INC


                                                     By:  /s/Thomas I. Nail
                                                     ---------------------------
                                                     Thomas I. Nail
                                                     President and COO


Exhibit Index

Exhibit No.     Description of Exhibit
99.1            Press Release issued November 9, 2007

                                  EXHIBIT 99.1

                               [GRAPHIC OMITTED]
                               Burke Mills, Inc.

                            FRANK GADDY YARN DIVISION
               POST OFFICE BOX 190, VALDESE, NORTH CAROLINA 28690
Telephone (828) 874-6341                                      Fax (828) 879-7184
--------------------------------------------------------------------------------
CONTACT PERSON AT BURKE MILLS: TOM NAIL #828.874.6341
Page 1 of 2      FOR IMMEDIATE RELEASE:  PRESS RELEASE

                     BURKE MILLS THIRD QUARTER 2007 RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and thirty-nine weeks ended September 29, 2007.

Net sales for the third quarter decreased by 18% to $4,846,000 compared to $5,913,000 for the third quarter of 2006.

The Company recorded a net loss of ($141,000) for the thirteen week period compared to a net loss of ($538,000) for the same period in 2006. This resulted in a net loss per share of ($0.05) compared to a loss of ($.20) in 2006.

Net sales for the thirty-nine week period ending September 29, 2007 decreased by 17.4% to $15,250,000 compared to $18,469,000 in 2006. The Company recorded a net loss for the period of ($1,709,000) compared to a net loss of ($1,400,000) in 2006. This resulted in a net loss per share of ($0.62) versus ($0.51) in 2006.

        CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS(DEFICIT)
                                  (Unaudited)

                            Thirteen Weeks Ended     Thirty-Nine Weeks Ended
                           -----------------------   -----------------------
                            Sept. 29,    Sept. 30,     Sept. 29,     Sept. 30,
                               2007        2006           2007         2006
                            ---------    ---------      --------     --------
Net Sales                 $4,846,359    $5,913,287    $15,249,765   $18,469,016
                          -----------   -----------   -----------   ------------

Cost of Sales              4,662,154     5,980,653     15,458,379    18,341,915
                          -----------   -----------   -----------   ------------
Gross (loss)/profit          184,205       (67,366)     (208,614)       127,101

Selling, general and
 administrative expenses     309,448       467,303      1,460,507     1,517,996
Gain(Loss) on disposal of
 property assets               2,859        (1,157)         2,859        (7,026)

                          -----------   -----------   -----------   ------------

Operating loss              (122,384)     (535,826)   (1,666,262)    (1,397,921)
                          -----------   -----------   -----------   ------------
Other Income
  Interest Income              1,590           652         4,957          3,877
  Other, net                   8,771         1,353         9,729          1,956
                          -----------   -----------   -----------   ------------
    Total other income        10,361         2,005        14,686          5,833

                          -----------   -----------   -----------   ------------
Other Expenses
  Interest Expense            28,888         4,352        57,329          8,048
                          -----------   -----------   -----------   ------------
  Total other expense         28,888         4,352        57,329          8,048
                          -----------   -----------   -----------   ------------

Net loss                    (140,911)     (538,173)   (1,708,905)    (1,400,136)
                           ==========   ===========   ===========   ============

                            CONDENSED BALANCE SHEETS

                                              September 29
                                                  2007        December 30,
                                               (Unaudited)        2006
                                               -----------     ----------
             ASSETS
Current Assets
  Cash and cash equivalents                    $   124,240     $    55,816
  Accounts receivable                            2,760,695       2,727,461
  Inventories                                    1,375,079       1,543,272
  Prepaid expenses and other current assets         82,793          30,371
                                               -----------     -----------
Total Current Assets                             4,342,807       4,356,920
                                               -----------     -----------

Property, plant & equipment - at cost           28,080,235      28,041,676
  Less: accumulated depreciation                25,822,061      24,741,391
                                               -----------     -----------
       Property, plant and equipment- net        2,258,174       3,300,285
                                               -----------     -----------
Other Assets                                       - 0 -            16,575
                                               -----------     -----------
Total Assets                                   $ 6,600,981     $ 7,673,780
                                               ===========     ===========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                             $ 1,598,811     $ 1,218,199
  Line of Credit                                   514,965         258,274
  Accrued salaries and wages                       103,719          67,317
  Other liabilities and accrued expenses            95,179         132,778
                                               -----------     -----------
Total Liabilities                              $ 2,312,674     $ 1,676,568
                                               -----------     -----------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                        1,809,171       1,809,171
  Paid-in capital                                3,111,349       3,111,349
  Retained earnings/(Deficit)                    (632,213)       1,076,692
                                               -----------     -----------
         Total Shareholders' Equity              4,288,307       5,997,212
                                               -----------     -----------
 Total Liabilities & Shareholders' Equity      $ 6,600,981     $ 7,673,780
                                               ===========     ===========